                                                                    EXHIBIT 99.3

                        SCHEDULE OF WARRANTS TO PURCHASE
               SERIES B-1 NON-VOTING PARTICIPATING PREFERRED STOCK
                              ISSUED MARCH 5, 2001

     WARRANT HOLDER                                          NUMBER OF SHARES
                                                            UNDERLYING WARRANT
RDVEPCO, L.L.C.                                                   35,104

Holiday Retirement 2000, LLC                                       1,848

The Toronto-Dominion Bank                                         12,264

HBK Master Fund, L.P.                                             10,784